Exhibit 21.1

SUBSIDIARIES OF CONSTELLATION BRANDS, INC.
As of March 1, 2017

PLACE OF
SUBSIDIARY	INCORPORATION/FORMATION
Accolade Wines Holdings Australia Pty Limited [1]	Australian Capital Territory
Accolade Wines Holdings Europe Limited [1]	England and Wales
ALCOFI Inc.	New York
Allberry, Inc.	California
BC Tenedora Inmobiliaria, S. de R.L. de C.V.	Mexico
Ballast Point Brewing & Spirits, Inc.	Delaware
Bebidas Espirituosas Constellation Mexico, S. de R.L. de C.V.	Mexico
Canandaigua B.V.	Netherlands
Canandaigua Limited	England and Wales
Catoctin Creek Distilling Company LLC[1]	Virginia
CB Brand Strategies, LLC	Delaware
CB Brand Strategies II, LLC	Delaware
CB Cerveza Holdings S.à r.l.	Luxembourg
CB Cerveza Operations, S. de R.L. de C.V.	Mexico
CB Distilled Spirits LLC	Delaware
CB International Finance S.à r.l.	Luxembourg
CB Procurement LLC	Delaware
CB Spirits S.à r.l.	Luxembourg
CB Spirits Holdings S.à r.l.	Luxembourg
CBrands Mexico SA de CV	Mexico
CBMXL Servicios de Baja, S. de R.L. de C.V.	Mexico
CBUS Crew Holdings, Inc.	Delaware
CBV Ventures LLC	Delaware
CBW LLC	Delaware
CBZ LLC	Delaware
CG Holdings S.à r.l.	Luxembourg
CIC Holdings S.à r.l.	Luxembourg
CI Cerveza S.à r.l.	Luxembourg
CIH Holdings Mexico, S. de R.L. de C.V.	Mexico
CIH Holdings S.à r.l.	Luxembourg
CIH International S.à r.l.	Luxembourg
Clarion Spirits, LLC[1]	Kentucky
Cloud Peak Corporation	California
Compañia Cervecera BC, S. de R.L. de C.V.	Mexico
Compañía Cervecera de Coahuila, S. de R.L. de C.V.	Mexico

Tradenames:
Cerveceria de Coahuila
Cerveceria Modelo
Compañía Cervecera de Obregón, S. de R.L. de C.V.	Mexico
Constellation Beers Ltd.	Maryland
Tradenames:
Constellation Services
Constellation Brands Beach Holdings, Inc.	Delaware
Constellation Brands Canada Holdings ULC	Nova Scotia
Constellation Brands España, S.L.U.	Spain
Constellation Brands Europe Trading S.à r.l.	Luxembourg
Constellation Brands Hong Kong Limited	Hong Kong
Constellation Brands International IBC, Inc.	Barbados
Constellation Brands New Zealand Limited	New Zealand
Tradenames:
Little Harvest Wines
The Peoples Wine
VNO Wines
Constellation Brands Sales Finance LLC	Delaware
Constellation Brands Schenley ULC	Alberta
Tradenames:
Danfield Canadian Whisky
Schenley Distilleries
The Black Velvet Distilling Company
Williams & Churchill Inc.
Constellation Brands (Shanghai) Business Consulting Co., Ltd.	Shanghai, China
Constellation Brands Singapore Pte. Ltd.	Singapore
Constellation Brands SMO, LLC	Delaware
Tradenames:
Spirits Marque One
Constellation Brands U.S. Operations, Inc.	New York
Tradenames:
3 Blind Moose Cellars
7 Moons Wine Co.
Alice White
Alice White Vineyards
Alice White Winery
Almaden Brandies
Almaden Imports
Almaden Vineyards
Arbor Mist Winery
Ariesse Champagne Cellars

Axia Wine Company
Baron Philippe de Rothschild Imports
Bear Cliff Cellars
Bear Cliff Vineyards
Belaire Creek Cellars
Black Box
Black Box Wines
Blackstone Cellars
Blackstone Winery
Blossom Hill Collection
Blossom Hill Vineyards
Blossom Hill Winery
Bota Box Vineyards
Braidenwood Estates
Brook Hollow
California Coast Winery
Callie Collection
Canandaigua Concentrate
Canandaigua West, Inc.
Caves Du Domaine
CB Vineyards
Cellars Crest Vineyards
Centerra Wine Company
Charlemont Vineyards
Chase-Limogere
Chateau LaSalle
Cheval Sauvage
Clos du Bois
Clos du Bois Estate Bottled Wines
Clos du Bois Estate Wines
Clos du Bois Vineyards
Clos du Bois Vineyards & Winery
Clos du Bois Vintners
Clos du Bois Wine Merchants
Clos du Bois Winery
Clos du Bois Winery & Vineyards
Clos du Bois Wines
Club Cellars
Club Import
Coastal Vintners
Constellation Brands
Constellation Imports

Constellation Wines U.S.
Cooks’ Cellars
Cook’s Champagne Cellars
Cooper & Thief Cellarmasters
Cribari & Sons
Cribari Cellars
Cribari Champagne Cellars
Cribari Winery
CWUS Imports
DC Flynt MW Selections
Deer Valley Vineyards
Delicato Cellars
Dunnewood Vineyards
Dunnewood Vineyards and Winery
Dunnewood Vineyards & Winery
Echo Falls Vineyards
Echo Falls Winery
Echo Grove Cellars
EC Vineyards
Estancia
Estancia Estate
Estancia Estates
Estancia Vineyards
Estancia Vineyards & Estates
Estancia Winery
Estate Cellars
Excelsior Wine & Spirits
FV Reserve
Farallon Vineyards
Forsythe Vineyards
Foxridge Cellars
Franciscan
Franciscan Estate
Franciscan Estate Wine Merchants
Franciscan Oakville Estate
Franciscan Vineyards
Franciscan Winery
Galleria Champagne Cellars
Hartley Cellars
Hayman & Hill
Hayman & Hill Vineyards
Hayman & Hill Wines

Heritage Village Cellars
Heritage Vineyards
Heublein
Heublein Cellars
Heublein Wines
Hidden Crush Vineyards
Hidden Crush Wines
Hoffman Grove
HRM Rex-Goliath Vineyards
HRM Rex-Goliath Winery
HRM Rex-Goliath! Wines
Inglenook Champagne Cellars
Inglenook Estate Cellars
Inglenook Vineyard Co.
Inglenook Vineyards Co.
Inglenook-Napa Valley
Inside Out Wines
International Cellars
J. Roget Champagne Cellars
Jakes Fault Winery
James Arthur Field Winery
K. Cider Co.
King’s Pass
La Terre
La Terre Cellars
La Terre Vineyards
La Terre Winery
Lodi Distribution Center
Longhorn Vineyards
Mt. Veeder Winegrowers
Mt. Veeder Winery
Madera Wineries & Distilleries
Manischewitz Vineyards
Marcus James
Marcus James Vineyards
Marcus James Winery
Mario Vincelli Cellars
Mark West Winery
Medallion Imports
Medallion Wine Imports
Meiomi Wines
Mendocino Vineyards

Milestone Winery
Mission Bell Winery
Mission Bell Wines
Monkey Bay
Motif Champagne Cellars
Nathanson Creek Cellars
Nathanson Creek Wine Cellar
Nathanson Creek Winery
Night Harvest Cellars
Nobilo Wines
North Lake Wines
Notable Wine Co.
No Wimpy Importers
Oakville Cellars
Oakville Vineyards
Ooh La La Wines
Paso Creek
Paul Garrett
Paul Masson Vineyards
Paul Masson Winery
Pinnacles Estate
Pinnacles Vineyard
Pinnacles Winery
Popcrush Wines
Primal Roots
Prospect Peak Cellars
PWP
R.H. Phillips
R.M.E., Inc.
Ravage Wines
Ravenswood
Ravenswood Winery
Red Guitar Winery
Rev Winery
Rex-Goliath Vineyards
Rex-Goliath Winery
Rex-Goliath Wines
Rio Vaca Vineyard
Rio Vaca Vineyards
River Oaks
River Oaks Agricorp
River Oaks Estate Bottled Wines

River Oaks Estates Vineyards
River Oaks Estates Wines
River Oaks Vineyards
River Oaks Vineyards & Winery
River Oaks Vintners
River Oaks Wine Merchants
River Oaks Winery
River Oaks Winery & Vineyards
River Oaks Wines
Robert James Ltd.
Robert Mondavi
Robert Mondavi/Baron Philippe de Rothchild
Robert Mondavi Coastal
Robert Mondavi Coastal Winery
Robert Mondavi Imports
Robert Mondavi Winery
Robert Mondavi Winery – Woodbridge
Robert Mondavi Woodbridge
Rusty Cage Wines
Rutherford Estate Cellars
Saint Regis Vineyards
Santa Lucia
Santa Lucia Cellars
Santa Lucia Co.
Santa Lucia Company
Santa Lucia Orchard
Santa Lucia Vineyard
Santa Lucia Vineyards
Santa Lucia Wine
Santa Lucia Wine Cellars
Santa Lucia Winery
Santa Lucia Wines
Sante Vineyards
Saved Wines
Shewan Jones
Simi Winery
Simply Naked Winery
Sky Rocket Wines
Sonoma Vendange
Sonoma Vendange Winery
Soul Catcher Cellars
St. Regis

St. Regis Cellars
St. Regis Vineyards
Ste. Pierre Smirnoff FLS
Stone Creek Cellars
Stonewall Canyon
Stonewall Canyon Cellars
Stonewall Canyon Creek
Stonewall Canyon Vineyards
Stonewall Canyon Winery
T.J. Swann Wines
Taco Diamonte
Talus
Talus Cellars
Talus Collection
Talus Vineyards
Talus Winery
Taylor California Cellars
The Dreaming Tree
The Jibe
The Jibe Wine Company
The Prisoner Wine Company
The R.H. Phillips Cellars
The R.H. Phillips Vineyard
Thorny Rose
Thorny Rose Wines
Toasted Head
Toasted Head Winery
Tom Gore Vineyards
Turner Road Cellars
Turner Road Vineyards
Turner Road Vintners
Turner Road Wines
Twin Fin
Twin Fin Wines
V.no Wines
Vaca Rio Olivos Vineyards
Vendange Wine Cellars
Via Firenze Vineyards
Vincor USA
Vintage Ink
W.W. Imports
Widmer California Vineyards

Wild Horse
Wild Horse Cellars
Wild Horse Co.
Wild Horse Company
Wild Horse Vineyard
Wild Horse Vineyards
Wild Horse Wine
Wild Horse Wine Cellar
Wild Horse Wine Cellars
Wild Horse Wine Co.
Wild Horse Wine Company
Wild Horse Winery
Wild Horse Winery & Vineyards
Wild Horse Winery and Vineyards
Wild Horse Wines
Woodbridge Vineyards
Woodbridge Winery
XYZin Winery
Zen of Zin Winery
Constellation Capital LLC	Delaware
Constellation Europe (Holdings) Limited	England and Wales
Constellation International CWI Holdings S.C.S.	Luxembourg
Constellation International Holdings Limited	New York
Constellation Leasing, LLC	New York
Constellation Marketing Services, Inc.	Delaware
Constellation Services LLC	Delaware
Constellation Trading Company, Inc.	New York
CO Vidriera S.à r.l.[2]	Luxembourg
Crew Wine Company LLC[1]	California
Crown Imports LLC	Delaware
Tradenames:
Constellation Brands
Crown Imports
Monarch Import Company
Tocayo Brewing Company
Crown Sales Finance LLC	Delaware
CWI Holdings LLC	New York
Franciscan Vineyards, Inc.	Delaware
Tradenames:
Bernstein Vineyards
Blackstone Cellars
Blackstone Winery

Burr Vineyards
California Coast Winery
Carroll Vineyards
Caymus Cellars
Chantree
Clos du Bois
Constellation Brands
Constellation Imports
Cuttings Wharf Vineyards
CWUS Imports
DC Flynt MW Selections
Dickerson Vineyard Cellars
Domaine Madeline
Dreamboat Cellars
Dreamboat Vineyards
Dreamboat Winery
Drylands Wines
Duetto
Estancia
Estancia Estates
Estancia Vineyards
Estancia Vineyards & Estates
Estancia Winery
Franciscan
Franciscan Estate
Franciscan Estate Selections
Franciscan Estate Selections, Ltd.
Franciscan Estate Wine Merchants
Franciscan Oakville Estate
Franciscan Vineyards
Franciscan Vineyards, Inc.
Franciscan Winery
Friars’ Table
FV Reserve
Goldfields
Greenbrier Vineyards
Groth Vineyards
Hayman & Hill Wines
HRM Rex-Goliath Vineyards
HRM Rex-Goliath Winery
HRM Rex-Goliath! Wines
Icon Estates

J. Emerson
Kim Crawford Wines
Mathis Wine
Michael’s
Moltepulciano
Monte Verde
Mt. Veeder Winegrowers
Mt. Veeder Winery
Nap Val Winery
Nobilo Wines
No Wimpy Importers
Oakmont Vineyards
Oakville Estate
Paso Creek
Peter Mathis Wines
Pickle Canyon Vineyards
Pina Wine Cellars
Pinnacles Estate
Pinnacles Vineyard
Pinnacles Winery
Press-Oak Cellars
Press-Oak Vineyards
Press-Oak Winery
Ravenswood
Ravenswood Winery
Redwood Coast Winery
Redwood Creek Vineyards
Rio Vaca Vineyard
Rio Vaca Vineyards
River Glen Vineyards
Robert Mondavi
Round Hill Vineyards
Ruffino Import Company
Ruffino Imports
Silver Oak Cellars
Simi Winery
Simi Winescapes
Smothers Brothers Wines
Spring Creek Vineyards
Stonewall Canyon
Stonewall Canyon Cellars
Stonewall Canyon Creek

Stonewall Canyon Vineyards
Stonewall Canyon Winery
Tantalus
The Prisoner Wine Company
Toasted Head Winery
Tree Press Cellar
Turtle Cellars
Vaca Rio Olivos Vineyards
Villa Caporicci
Vina Caliterra
Vineone
Vino Bambino
Vintage Ink
Wild Cat Cellars
William Scheffler Estates
Willow Creek Cellars
Winescapes
Götene Västerby 1:263 AB1	Sweden
High West Distillery, LLC	Utah
High West Holdings, LLC	Delaware
High West Properties, LLC	Utah
High West Saloon, LLC	Utah
Home Brew Mart, Inc.	California
Tradenames:
Ballast Point
Industria Vidriera de Coahuila, S. de R.L. de C.V.[3]	Mexico
Kikowhero Partnership[1]	New Zealand
Kim Crawford Wines Limited	New Zealand
L.O. Smith AB1	Sweden
Manor Park Cellars Limited	England and Wales
National Liquor Distributors Limited	New Zealand
Nelson’s Green Brier Distillery, LLC[1]	Delaware
Tradenames:
Belle Meade Distillery
Green Brier Distillery Co
Marathon Distilling Company
Marathon Whiskey Company
Music City Whiskey
Nelson’s Distillery Co.
Nelson’s Green Brier
Robertson County Distilling Company
Robertson County Whiskey Company

Tennessee Whiskey Company
Whiskey 615
Nobilo Holdings	New Zealand
Nobilo Vintners Limited	New Zealand
Nobilo Wines Limited	New Zealand
Opus One Winery LLC[1]	Delaware
RMD Acquisition Corp.	Delaware
Robert Mondavi Europe GmbH	Germany
Robert Mondavi Investments	California
Ruffino S.r.l.	Italy
Tradenames:
I.L. Ruffino 1877 Srl
Chianti Ruffino Srl
Toscovini Srl
Schenley Holdings S.à r.l.	Luxembourg
Selaks Wines Limited	New Zealand
Servicios Modelo de Coahuila, S. de R.L. de C.V.	Mexico
Springfield Partnership[1]	New Zealand
Stanton South LLC[1]	Illinois
Tradenames:
Crafthouse Cocktails
Tenute Ruffino S.r.l. Società Agricola	Italy
Tradenames:
Ruffino Estates Srl
Tenimenti Ruffino Srl
Tenute Ruffino S.r.l.
Tenute Agricole Ruffino S.r.l.
The Bardstown Bourbon Company, LLC[1]	Kentucky
The Hogue Cellars, Ltd.	Washington
Tradenames:
3 Blind Moose Cellars
Big O Wine Company
Buffalo Ridge Wine Cellars
Constellation Brands
Genesis
Hayman & Hill Wines
Hogue
Hogue Cellars
Hogue Cellars, Ltd.
Horse Heaven Hills Wine
Latitudes Wine Company
Millennium

Olympic Cellars
Pacific Rim Winemakers
Paul Thomas
Peninsula
Pepper Bridge
Pepper Bridge Vineyard
Pontin Del Roza
Redwood Grove
Roza Estates Winery
Rusty Cage Wines
Salmon Harbor
Salmon Harbor Wine Cellars
Sawtooth Winery
Silver Falls
Sunridge Winery
The Magnificent Wine Company
Thorny Rose
Thorny Rose Wines
Thurston Wolfe Cellars
Washington Vineyards
Watchdog Rock Cellars
The Robert Mondavi Company II LLC	Delaware
The Robert Mondavi Corporation	California
Valleyfield Vineyard Partnership[1]	New Zealand
Vidriera Holdings S.à r.l.[3]	Luxembourg
Vincor Finance, LLC	Delaware
Wicer, LLC[1]	Delaware

In addition to the tradenames listed above, which are used by subsidiaries of the registrant, the registrant uses the following tradenames:
Alice White
Arbor Mist
Arbor Mist Winery
Aurora Valley Vineyards
Batavia Wine Cellars
Bisceglia Brothers Wine Co.
Black Box Wines
Black Velvet Import Co.
Bramble & Vine Cellars
Bristol Hills Wine Company
Canandaigua Champagne Cellars
Canandaigua Industries Co.
Canandaigua Wine Company

Carolina Wine Co.
Casa Noble Imports
Casata Vineyards
Caves du Domaine
CBI, Inc.
CDB Travel
Charles Jacquin Vineyards Co.
Chateau Donay Wine Cellars
Chateau Luzerne Vintners Co.
Chateau Martin Company
Chelsea Wine Company
Cisco Wine Company
Cisco Wine Co.
Classic Marketing Co.
Constellation Imports
Constellation Spirits
Constellation Spirits and Specialty Wines
Constellation Wines U.S.
Cook’s Champagne Cellars
Cook’s Sparkling Wine Cellars
Cribari & Sons
Cribari Cellars
Cribari Champagne Cellars
Cribari Winery
Crystal Wine Cellars
Dixie Wine Company
DNA ENTERPRISES
Dunnewood Vineyards & Winery
Eastern Wine Company
F. Heinrich Wine Cellars
Finger Lakes Wine Company
Gay Page Wine Cellars
Global Wine Co.
Gold Seal Vineyards
Gold Vine Winery
Golden Age Wine Cellars
Great Western Winery
Guild Wineries & Distilleries
Hammondsport Wine Company
HRM Rex-Goliath Vineyards
HRM Rex-Goliath Winery
Italian Swiss Colony

J. Roget Champagne Cellars
John MacNaughton Co.
K.C. Arey & Co.
King Solomon Wine Co.
Kings Wine Co.
La Domaine
La Petite Wine Cellars
Lake Island Champagne Cellars
Manischewitz Wine Company
Marcus James Winery
Margo Vintners
Marvino Wine Company
Masada Wine Company
McMaster Import Co.
Medallion Wine Imports
Melody Hill Vintners
Monarch Wine Co.
Monarch Wine Imports
Monte Carlo Champagne Cellars
Moselweinhaus Import Company
Mother Vineyard Wine Co.
Moulin Rouge Champagne Cellars
M-R Champagne Co.
New York State Wine Company
Old Rabbinical Bottling Co.
Paul Garrett
Paul Masson
Paul Masson Winery
Pol D’Argent Import Company
Premium Champagne Company
Red Guitar Winery
Reserve Du Domaine Vineyard
Richards Champagne Cellars
Richards Fils Et Cie Wineries
Richards Wine Company
Rosatello Wines
Sangria Más Wines
Satin Rose Wine Co.
Schenley Distributors
Sky Rocket Wines
Skyrocket Wines
Southland Wine Co.

Spirits Marque One
Sun Country Cellars
Taylor California Cellars
Taylor Country Cellars
Taylor Wine Cellars
Taylor Wine Company
The California Cellars of Chase-Limogere
The Great Western Winery
The Taylor Wine Company
The Taylor Wine Company, Inc.
Tiger Wine Co.
Trance Winery
Upper Bay Wine Cellars
Vendage Wine Cellars
Vine Valley Winery
Vineyard to Wine Cellars
Virginia Dare Wine Company
Wheeler Wine Cellars
Wild Irish Rose Wine Company
Wilen Brothers Co.
Wilen Wine Co.
Winedale Vineyards
Woodbridge Winery

Notes: The names of certain subsidiaries are omitted from the above schedule because such subsidiaries, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

The tradenames referenced in the above schedule may or may not be names registered with a governmental authority.
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[1]	Less than wholly-owned entity; financial results of this entity are not consolidated with those of the registrant.

[2]	Less than wholly-owned entity; financial results of this entity are consolidated with those of the registrant.

[3]
Entity is wholly-owned by an entity which is less than wholly-owned by the registrant but the financial results of this entity’s parent or parents, as applicable, are consolidated with those of the registrant.